EXHIBIT 99.7

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

-----------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                                     CFO
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE

Drew Keith                                                        9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

PREPARER:

/s/ JESSICA L. WILSON                                       Corporate Controller
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF PREPARER                                     TITLE

Jessica L. Wilson                                                  9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF PREPARER                                            DATE

--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-1
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

---------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------
                                                                         MONTH              MONTH              MONTH
                                                     SCHEDULE      -----------------------------------------------------
ASSETS                                                AMOUNT           July 2000         August 2000
------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                $3,646             $6,863               $835
------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                         $0                 $0
------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                       $3,646             $6,863               $835                 $0
------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                       $76,002            $17,842            $12,267
------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                               $0                 $0
------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                        $0                 $0
------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                        $0                 $0
------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                            $375,137           $549,783           $593,871
------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                           $454,785           $574,488           $606,973                 $0
------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                    $120,412           $162,895           $162,895
------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                             $54,342            $58,086
------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                      $120,412           $108,553           $104,809                 $0
------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                   $2,892,844         $2,807,971         $2,779,680
------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                     $0                 $0
------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                 $3,468,041         $3,491,012         $3,491,462                 $0
------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                    $1,374             $1,955
------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                         $987               $856
------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                           $0                 $0
------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                            $0                 $0
------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                     $0                 $0
------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                         $2,361             $2,811                 $0
------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                            $0                 $0
------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                   $73,455                 $0                 $0
------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                  $68,502            $62,673            $62,673
------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                             $1,231,717         $1,231,717
------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                  $141,957         $1,294,390         $1,294,390                 $0
------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                              $141,957         $1,296,751         $1,297,201                 $0
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                      $2,194,261         $2,194,261
------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                        $0                 $0
------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                         $0         $2,194,261         $2,194,261                 $0
------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                 $141,957         $3,491,012         $3,491,462                 $0
------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-2
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

-----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                 MONTH          MONTH           MONTH
                                             ----------------------------------------------   QUARTER
REVENUES                                       July 2000     August 2000                       TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                             $9,125             $0                         $9,125
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0                             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                $9,125             $0              $0         $9,125
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0                             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0                             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                               $9,125             $0              $0         $9,125
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION              $12,500        $12,500                        $25,000
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 ($77,736)      ($53,676)                     ($131,412)
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                              $11,567         $9,142                        $20,709
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                 ($53,669)      ($32,034)             $0       ($85,703)
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                          $62,794        $32,034              $0        $94,828
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0             $0                             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0                             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               $0             $0                             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                     $3,743         $3,743                         $7,486
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $28,291        $28,291                        $56,582
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES               $32,034        $32,034              $0        $64,068
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0                             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                         $30,760             $0              $0        $30,760
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-3
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

----------------------------------------------------------------------------------------------------------
                                                 MONTH            MONTH           MONTH
CASH RECEIPTS AND                           --------------------------------------------------    QUARTER
DISBURSEMENTS                                  July 2000       August 2000                         TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                  $25,072          $6,863                          $25,072
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                $2,731          $5,575                           $8,306
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                    $2,731          $5,575               $0          $8,306
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                    $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              $2,731          $5,575               $0          $8,306
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $27,803         $12,438               $0         $33,378
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID               $1,823            $131                           $1,954
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                      $11,530          $6,223                          $17,753
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                   $3,537          $2,795                           $6,332
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0                               $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                      $946            $237                           $1,183
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                         $2,604          $2,217                           $4,821
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS              $20,440         $11,603               $0         $32,043
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                             $500              $0                             $500
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                 $500              $0               $0            $500
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                        $20,940         $11,603               $0         $32,543
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                             ($18,209)        ($6,028)              $0        ($24,237)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                         $6,863            $835               $0            $835
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-4
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          MONTH           MONTH            MONTH
                                                        SCHEDULE     ---------------------------------------------
ACCOUNTS RECEIVABLE AGING                                AMOUNT         July 2000      August 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $7,412             $808
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                              $5,621           $6,600
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $5,575           $5,621
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                  $815             $819
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0         $19,423          $13,848              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581           $1,581
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0         $17,842          $12,267              $0
------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH: August 2000
------------------------------------------------------------------------------------------------------------------
                                         0-30            31-60            61-90            91+
TAXES PAYABLE                            DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                               $856               $0              $0               $0            $856
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                 $856               $0              $0               $0            $856
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                  $1,874              $81              $0               $0          $1,955
------------------------------------------------------------------------------------------------------------------
------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH: August 2000
------------------------------------------------------------------------------------------------------------------
                                                       BEGINNING         AMOUNT                           ENDING
                                                          TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                                LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                $987              $0             $131            $856
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                  $987              $0             $131            $856
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                          $987              $0             $131            $856
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-5
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: August 2000
----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                    Account #1              Account #2             Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                        Bank One               Mid-Cities
-----------------------------------------------------------------------------------------------------------------
B.          ACCOUNT  NUMBER:                            1586267807               4235800                                TOTAL
-----------------------------------------------------------------------------------------------------------------
C.          PURPOSE  (TYPE):                            Operating        Operating - Closed 5/00
----------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                          $7,352                             $0                           $7,352
----------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                        $0                             $0                               $0
----------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                        $6,571                             $0                           $6,571
----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                 $0                             $0                               $0
----------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                           $781                             $0              $0             $781
----------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                       6026               account closed
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                 TYPE OF                PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE               INSTRUMENT                PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.     N/A
----------------------------------------------------------------------------------------------------------------------------------
8.     N/A
----------------------------------------------------------------------------------------------------------------------------------
9.     N/A
----------------------------------------------------------------------------------------------------------------------------------
10.    N/A
----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                      $0               $0
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                       $54
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                             $835
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-6
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

                                                        MONTH: August 2000

-----------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------
                                 INSIDERS
-------------------------------------------------------------------------
                              TYPE OF           AMOUNT      TOTAL PAID
              NAME            PAYMENT            PAID         TO DATE
-------------------------------------------------------------------------
1.   Mary Phillips             Salary          $12,500         $50,000
-------------------------------------------------------------------------
2.
-------------------------------------------------------------------------
3.
-------------------------------------------------------------------------
4.
-------------------------------------------------------------------------
5.
-------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                               $12,500         $50,000
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
-----------------------------------------------------------------------------------------------------
                           DATE OF COURT                                                   TOTAL
                         ORDER AUTHORIZING      AMOUNT        AMOUNT      TOTAL PAID     INCURRED
     NAME                     PAYMENT          APPROVED        PAID         TO DATE     & UNPAID *
-----------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                   $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                               SCHEDULED      AMOUNTS
                                                MONTHLY        PAID          TOTAL
                                               PAYMENTS       DURING        UNPAID
              NAME OF CREDITOR                    DUE          MONTH     POSTPETITION
---------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------
6.   TOTAL                                          $0            $0            $0
---------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL  BASIS-7
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

                                                        MONTH: August 2000

-----------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                       X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                         X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                  X
      LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                 X
      THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                       X
      DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
-----------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                     X
      PAST DUE?
-----------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
-----------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                         X
      DELINQUENT?
-----------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                        X
      REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
-----------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                     X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
-----------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                          INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------
     TYPE OF                                                                       PAYMENT AMOUNT
      POLICY                     CARRIER                  PERIOD COVERED            & FREQUENCY
-----------------------------------------------------------------------------------------------------
Property Insurance     CAN Transcontinental Ins. Co      9/11/99 - 9/11/00        $1,603.00    Annual
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     FOOTNOTES SUPPLEMENT
-----------------------------------

-----------------------------------
CASE  NUMBER: 400-42147-BJH-11                               ACCRUAL BASIS
-----------------------------------

                                             MONTH:        August 2000
                                                     -------------------------

-----------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                FOOTNOTE/EXPLANATION
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       3                12     All payroll is paid out of Kitty Hawk Aircargo, Inc. (Case #400-
                        13        42142) and allocated to the Company. Related payroll
                                  taxes are disbursed out of and reported at KH Aircargo.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       7                       All other insurance plans related to the Company are carried at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.

CASE NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                   August 2000


8.   OTHER (ATTACH  LIST)                                $ 593,871 Reported
                                            -----------------------
        Intercompany Receivables                           554,206
        Deferred Taxes                                      36,717
        Security Deposit                                     2,948
                                            -----------------------
                                                           593,871 Detail
                                            -----------------------
                                                              -    Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                         $2,779,680 Reported
                                            -----------------------
        Software knowledge                               3,397,989
        Accum Amortization                                (618,309)
                                            -----------------------
                                                         2,779,680 Detail
                                            -----------------------
                                                              -    Difference

27.  OTHER (ATTACH LIST)                               $ 1,231,717 Reported
                                            -----------------------
        Accrued income taxes                               (71,204)
        Deffered Revenue                                     6,000
        Deferred income tax expense                      1,296,921
                                            -----------------------
                                                         1,231,717 Detail
                                            -----------------------
                                                              -    Difference

ACCRUAL BASIS-3

25.  OTHER (ATTACH LIST)                                     2,217 Reported
                                            -----------------------
        Equipment repair                                        81
        Training                                               590
        Misc                                                   665
        Janitorial                                             550
        Petty Cash Usage                                       147
        Postage & Delivery                                     184
                                            -----------------------
                                                             2,217 Detail
                                            -----------------------
                                                              -    Difference